Related Party Transactions	12 Months Ended
Sep. 30, 2021
Related Party Transactions [Abstract]
Related Party Transactions

(3) Related Party Transactions

Related Party Convertible Notes Payable

On September 13, 2019, the Company issued a Convertible Promissory Note to Driveitaway, LLC, a company controlled by John Possumato, the Company’s CEO, for $30,000, with a maturity date of September 13, 2022. On October 13 and October 14, 2020, the Company issued Convertible Promissory Notes to Driveitaway, LLC and Adam Potash, the Company’s COO, for $25,000 each, which mature on October 13 and 14, 2022, respectively. On December 24, 2020, the Company issued a Convertible Promissory Note to Adam Potash, for $15,000, which matures on December 24, 2022. Each of the notes bear interest at a rate of 6% per annum. The notes automatically convert into preferred stock of the Company in the event the Company raises at least $1,000,000 by the issuance of preferred stock prior to the maturity dates of the notes (a “Qualified Financing”). In the event the Company enters into a financing that is not a Qualified Financing prior to the maturity dates of the notes, the holders have the right to convert their notes into the class and series of equity securities offered in the non-Qualified Financing at the offer price thereof. In the event the Company effects a change of control, the holders have the option of converting their notes into common stock in order to participate in the change of control or accelerating the maturity date and receiving cash at the time of the change of control.

During the years ended September 30, 2021 and 2020, the Company recorded interest expense of $5,379 and $1,805, respectively. As at September 30, 2021 and 2020, the Company has accrued $5,379 and $1,805 in interest.